UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: October 11, 2019

Date of earliest event reported: July 29, 2019

Everbridge, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37874	26-2919312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Corporate Drive, Suite 400, Burlington, Massachusetts		01803
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 230-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	EVBG	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note:

On August 2, 2019, Everbridge, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) regarding, among other things, its entry into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with NC4 Inc., NC4 Public Sector LLC, and Celerium Group Inc., dated July 29, 2019, pursuant to which the Company purchased all of the outstanding membership interests of NC4 Inc. and NC4 Public Sector (collectively “NC4”) (the “Acquisition”). On August 1, 2019, the Acquisition was consummated pursuant to the Purchase Agreement, except the transfer of the NC4 Public Sector business which was consummated on September 30, 2019.

This Amendment No. 1 (“Amendment No. 1”) to the Current Report on Form 8-K/A amends and supplements the Original 8-K filed by the Company, and is being filed to provide the historical financial statements and the pro forma financial information required pursuant to Items 9.01(a) and 9.01(b) of Form 8-K, respectively. In accordance with the requirements of Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K, this Amendment No. 1 is being filed within 71 calendar days of the date that the Original 8-K was required to be filed with respect to the above referenced transactions.

Item 9.01.	Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired

The audited consolidated financial statements of NC4 as of and for the year ended December 31, 2018 are filed as Exhibit 99.1 to this report and are incorporated herein by reference.

The unaudited consolidated interim financial statements of NC4 as of and for the six months ended June 30, 2019 and 2018 are filed as Exhibit 99.2 to this report and are incorporated herein by reference.

(b)    Pro Forma Financial Information

The unaudited condensed pro forma combined financial information as of and for the six months ended June 30, 2019 and for the year ended December 31, 2018 with respect to the Company’s acquisition of NC4 is filed as Exhibit 99.3 to this report and is incorporated herein by reference.

The unaudited pro forma financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what the combined entity’s financial position or results of operations would have been had the transaction been completed at and as of the dates indicated. In addition, the unaudited pro forma financial information does not purport to project the future financial position or operating results of the combined entity.

(d)    Exhibits

Exhibit No.	Description

23.1	Consent of Holthouse Carlin & Van Trigt LLP

99.1	Audited consolidated financial statements as of and for the year ended December 31, 2018 of NC4

99.2	Unaudited interim financial statements as of and for the six months ended June 30, 2019 and 2018 of NC4

99.3	Unaudited condensed pro forma combined financial information as of and for the six months ended June 30, 2019 and for the year ended December 31, 2018 with respect to the Company’s acquisition of NC4

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everbridge, Inc.

Dated: October 11, 2019	By:	/s/ Elliot J. Mark
Elliot J. Mark
Senior Vice President, General Counsel and Secretary